PIMCO ETF Trust

Supplement dated August 14, 2015 to the Actively-Managed Exchange-Traded Funds Prospectus and the Index Exchange-Traded Funds Prospectus, each dated October 31, 2014, each as supplemented from time to time (the “Prospectuses”); and the Statement of Additional Information, dated October 31, 2014, as supplemented from time to time (the “SAI”)

Disclosure relating to the PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund,

PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund and

PIMCO Foreign Currency Strategy Active Exchange-Traded Fund

The Board of Trustees of PIMCO ETF Trust (the “Trust”) has approved a Plan of Liquidation for each of the PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund, the PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund and the PIMCO Foreign Currency Strategy Active Exchange-Traded Fund (each, a “Fund” and collectively, the “Funds”) pursuant to which each Fund will be liquidated (each, a “Liquidation” and collectively, the “Liquidations”) on or about September 30, 2015 (“Liquidation Date”). This date may be changed without notice at the discretion of the Trust’s officers.

Suspension of Sales and Trading. Effective upon the close of business on September 23, 2015, the Funds will no longer accept orders for the purchase of Creation Units. It is expected that September 23, 2015 will be the Funds’ last full day of trading on NYSE Arca, Inc. (“NYSE Arca”). Pursuant to this schedule, NYSE Arca is expected to halt trading in shares of the Funds after the market close on September 23, 2015.

Beginning when the Funds commence liquidation of their portfolios, the Funds may not pursue their respective investment objectives or engage in normal business activities, except for the purposes of winding up their business and affairs, preserving the value of their assets, paying their liabilities, and distributing their remaining assets to shareholders. During the time between market close on September 23, 2015 and the Liquidation Date, because the Funds’ shares will not be traded on NYSE Arca, there can be no assurance that there will be a market for the purchase or sale of the Funds’ shares.

Mechanics. In connection with the Liquidations, any shares of a Fund outstanding on the Liquidation Date will be automatically redeemed as of the close of business on the Liquidation Date without the imposition of customary redemption transaction fees. The proceeds of any such redemption will be equal to the net asset value of such shares after each Fund has paid or provided for all of its charges, taxes, expenses and liabilities, including certain operational costs of liquidating the Fund. The distribution to shareholders of these liquidation proceeds will occur as soon as practicable, and will be made to all Fund shareholders at the time of the Liquidations. Additionally, each Fund must declare and distribute to shareholders any realized capital gains and all net investment income no later than the final Liquidation distribution. Pacific Investment Management Company LLC (“PIMCO”), investment manager to the Funds, intends to distribute substantially all of each Fund’s net investment income prior to the Liquidations. PIMCO will bear all administrative expenses in connection with the Liquidations.

Other Alternatives. Shareholders of each Fund may sell their shares of the Fund on NYSE Arca until the market close on September 23, 2015, and may incur customary transaction fees from their broker-dealer. Prior to the Liquidation Date, Authorized Participants may continue to submit orders to the Funds for the redemption of Creation Units. See “Buying and Selling Shares” in the Prospectuses.

U.S. Federal Income Tax Matters. Although the Liquidations are not expected to be taxable events for the Funds, for taxable shareholders, the automatic redemption of shares of the Funds on the Liquidation Date will generally be treated as a sale that may result in a gain or loss for federal income tax purposes. Instead of waiting until the Liquidation Date, a shareholder may voluntarily sell his or her shares on NYSE Arca until the market close on September 23, 2015, and Authorized Participants may voluntarily redeem Creation Units prior to the Liquidation Date, to the extent that the shareholder wishes to realize any such gains or losses prior thereto. See

“Tax Consequences” in the Prospectuses. Shareholders should consult their tax advisers regarding the tax treatment of the Liquidations.

If you have any questions regarding the Liquidations, please contact the Trust at 1.888.400.4ETF (1.888.400.4383).

Investors Should Retain This Supplement For Future Reference

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